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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Gadzooks, Inc. Employees' Savings Plan of our report, dated June 16, 1998, with respect to the financial statements and schedules of the Gadzooks, Inc. Employees' Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1997.




                                             /s/ TRAVIS, WOLFF & COMPANY, L.L.P.
                                                 TRAVIS, WOLFF & COMPANY, L.L.P.

Dallas, Texas
November 20, 1998